NET LOSS PER SHARE	12 Months Ended
Dec. 31, 2025
Earnings Per Share [Abstract]
NET LOSS PER SHARE

NOTE 7 – NET LOSS PER SHARE

Basic net loss per share is computed using the weighted average number of common shares outstanding during the year. The dilutive effect of potential common shares outstanding is included in diluted net loss per share. The following table sets forth the computation of basic and diluted net loss per share for the years ended December 31, 2025 and 2024:

	For the Year Ended December 31,
	2025	2024
Net income (loss) attributable to common shareholders	$(89,931)	$454,590
Weighted average common shares outstanding – Basic and diluted	45,518,000	45,512,323
Earnings (loss) per shares – basic and diluted	$(0.00)	$0.01